VOTING AGREEMENT


         THIS VOTING AGREEMENT (the "Agreement") is entered into as of March 25, 1998, between the undersigned, The Sumitomo Bank, Limited, a shareholder ("Parent") of The Sumitomo Bank of California, a California corporation (the "Company"), and Zions Bancorporation, a Utah corporation ("Buyer").

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Buyer and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), by which the Company will merge, subject to the terms and conditions set forth therein, with a wholly owned subsidiary of Buyer ("Merger Sub"); and

         WHEREAS, in order to induce Buyer and Merger Sub to enter into the Merger Agreement, Parent wishes to agree (i) to vote the Subject Shares (as defined below) so as to facilitate consummation of the Merger and (ii) not to transfer or otherwise dispose of or encumber any of the Subject Shares.

         NOW, THEREFORE, for good and valuable considera tion, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Representations of Parent. Parent represents that it (a) is the record holder and beneficial owner (as such term is defined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act")) of not less than 13,991,802 shares of Common Stock of the Company (Parent's "Shares") and (b) has full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by Parent and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

         2. Agreement to Vote Shares. Parent agrees to vote the number of Shares representing 49.99% of the shares of Common Stock of the Company outstanding as of the record date for the vote (the "Subject Shares"), and to cause any holder of record of such Subject Shares to vote, at every




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meeting of the shareholders of the Company at which the following matters are considered and at every adjournment thereof (a) in favor of adoption and approval of the Merger Agreement and the Merger, (b) against any action or agreement that would compete with, impede, interfere with or attempt to discourage the Merger or inhibit the timely consummation of the Merger, (c) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under the Merger Agreement and (d) except for the Merger and the Merger Agreement, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of the Company or its subsidiaries. Parent agrees to deliver to Buyer upon request a proxy substantially in the form attached hereto as Exhibit A, which proxy shall be irrevocable during the term of this Agreement to the extent permitted under California law.

         3. No Voting Trusts. Parent agrees that it will not, nor will it permit any entity under its control to, deposit any of the Subject Shares in a voting trust or subject any of the Subject Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with Buyer.

         4. No Proxy Solicitations. Parent agrees that it will not, nor will it permit any entity under its control to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the 1934 Act) in opposition to or competition with the consummation of the Merger or otherwise encourage or assist any party in taking or planning any action which would compete with or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (b) directly or indirectly encourage, initiate or cooperate in a shareholders' vote or action by consent of the Company's shareholders in opposition to or in competition with the consummation of the Merger, or (c) become a member of a "group" (as such term is used in Section 13(d) of the 1934
Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger.

         5. Transfer and Encumbrance. Parent agrees not to voluntarily transfer, sell, offer, pledge or otherwise dispose of or encumber any of the Subject Shares.

         6. Dissenters' Rights. Parent agrees that it will not exercise any dissenters' rights with respect to the Subject Shares available under California law.


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         7. Approval of Terms. Parent acknowledges and agrees that pursuant to the Merger Agreement it is receiving consideration that is different from the consideration received by all other shareholders of the Company. Parent agrees to use its best efforts to obtain approval of the terms and conditions of the Merger Agreement from the California Commissioner of Financial Institutions pursuant to Section 696.5 of the California Commercial Code or an exemption therefrom in order to provide that the last two sentences of Section 1101 of the California General Corporation Law do not apply to the transactions contemplated by the Merger Agreement. If such approval or exemption is not obtained, Parent shall use its best efforts to enter into substitute arrangements with Buyer to achieve the equivalent effect as provided in the Merger Agreement with respect to the purchase price payable by Buyer to Parent for Parent's Shares set forth in the Merger Agreement. Parent acknowledges that the Parent Merger Consideration is an integral part of the transactions contemplated in the Merger Agreement and this Agreement.

         8. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto.

         10. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and this Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an


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instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.


         11. Miscellaneous.

             (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of California.

             (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

             (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

             (d) This Agreement shall terminate upon the earliest to occur of
     (i) the consummation of the Merger, (ii) the termination of the Merger Agreement pursuant to Section 9.1(a), (b) or (c) thereof, by Buyer pursuant to Section 9.1(d) thereof or by the Company pursuant to Section 9.1(e), (f) or (g) thereof and (iii) six months following the termination of the Merger Agreement by the Company pursuant to Section 9.1(d) thereof or by Buyer pursuant to Section 9.1(e) or (f) thereof (the "Expiration Date").

             (e) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

             (f) The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first written above.

                                            ZIONS BANCORPORATION


                                            By: /s/ Dale M. Gibbons
                                                --------------------
                                            Name: Dale M. Gibbons
                                            Title: Chief Financial Officer


                                            THE SUMITOMO BANK, LIMITED


                                            By:  /s/ Akira Kondoh
                                               ---------------------
                                            Name: Akira Kondoh


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